Parametric Hedged Equity ETF

Summary Prospectus   |   January 28, 2025

Ticker Symbol and Exchange
Parametric Hedged Equity ETF
PHEQ
NYSE Arca

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/ParametricHedgedEquityETF. You can also get this information at no cost by calling toll-free 800-836-2414 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated  January 28, 2025 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Parametric Hedged Equity ETF (the “Fund”) seeks to provide capital appreciation  while limiting losses experienced by investors (before fees, expenses, and taxes) through the incorporation of an option overlay hedge strategy.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%
1	The Fund’s management agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay substantially all expenses of the Fund (including expenses of Morgan Stanley ETF Trust (the “Trust”) relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from October 16, 2023 (commencement of operations) through September 30, 2024, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to provide capital appreciation by investing its net assets in equity securities of certain U.S. large capitalization companies (the “Equity Portfolio”) that are constituents of the Solactive GBS US 500 (the “Equity Portfolio Index”) at the time of purchase.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes.

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. With respect to the Fund’s Equity Portfolio, the Fund invests primarily in common stock. The Fund’s performance will largely depend on the performance of the Equity Portfolio. The Equity Portfolio Index seeks to provide the returns of the 500 largest U.S. companies, as measured by market capitalization. The Equity Portfolio Index is comprised of the common stock of 500 U.S. companies ranked by total market capitalization in descending order. The constituents of the Equity Portfolio Index are weighted according to the securities’ free float market capitalization. The Equity Portfolio Index is rebalanced and reconstituted quarterly.

In constructing the Equity Portfolio, the Fund seeks to provide investment returns that are substantially similar to the Equity Portfolio Index while limiting the overlap between its investments that reflect constituents of the Equity Portfolio and the underlying constituents of the options in which the Fund invests (the “Options Portfolio”, as described in more detail below) to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law (see “Tax Risk” below). The Equity Portfolio weightings are determined via an optimization process intended to provide return and risk characteristics that closely track those of the Equity Portfolio Index across key fundamental attributes such as value, growth, size, volatility, and momentum in addition to categorical attributes such as sector and industry. Through this optimization of holdings representing constituents of the Equity Portfolio Index, the Equity Portfolio is not expected to hold each of the constituents of the Equity Portfolio Index and the Fund’s investments that reflect constituents of the Equity Portfolio may be overweight or underweight as compared to the Equity Portfolio Index’s weighting.

The Fund expects that dividends received from its investment in equity securities that comprise the Equity Portfolio Index will be distributed to shareholders on a quarterly basis.

The Fund may incorporate tax loss harvesting within the Equity Portfolio to maximize realization of losses. Realized losses in the Equity Portfolio may be used to offset realized gains in the Options Portfolio and Equity Portfolio.

The Fund also pursues an option overlay hedging strategy that seeks to mitigate losses experienced by investors while foregoing some upside potential. In pursuing this strategy, the Fund will purchase and sell exchange-traded put options and sell exchange-traded call options, utilizing options based on the S&P 500® Index (“Underlying Index”). The combination of the Equity Portfolio and the Option Portfolio hedging strategy is intended to provide the Fund with a significant portion of returns associated with the Equity Portfolio Index, while exposing the Fund to less risk of loss than an investment in the constituents of the Equity Portfolio Index.

An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option), or to sell (in the case of a put option), a particular asset at an agreed upon price (commonly known as the “strike price”) at a specified future date.

The options overlay hedging strategy is constructed by buying a put option at a higher strike price (approximately 10% below the current price of the Underlying Index) while writing a put option at a relatively lower strike price (approximately 30% below the current price of the Underlying Index) and simultaneously selling a call option that substantially offsets the cost of the put option spread. This combined structure is known as a “put spread collar” strategy. While the put spread collar structure will have approximately zero net premium at its initiation, subsequent changes in the price of the Underlying Index, as well as other factors described below, will affect its ongoing (net market) value as well as each existing option’s moneyness (where moneyness refers to an option’s strike price divided by the current price of the Underlying Index, as a percentage).

The strategy is intended to provide the Fund with downside protection against general market movements, while foregoing some upside potential. Specifically, a put option spread seeks to protect the Fund against a decline in price, but only to the extent of the

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the call options also reduces the Fund’s ability to profit from increases in the value of its Equity Portfolio beyond the strike price of the call option sold.

In implementing the option overlay hedging strategy, the Fund seeks to provide “laddered” hedge exposure. Laddering is an investment technique designed to diversify hedges and avoid the risk of reinvesting a large portion of assets in an unfavorable market environment and to create more opportunities to roll hedges (i.e., one option position expires and a new option position is opened in the same underlying security)  and secure gains during extended periods of market appreciation. To implement this technique, the Fund holds options for multiple one-year periods (each, a hedge period) staggered three-months apart with the goal of mitigating potential risks associated with only one hedge period. The Fund will seek to ladder its option hedges such that one structure expires and is rolled out another year at the end of each calendar quarter. Accordingly, each option hedge structure (i.e., put spread collar) will notionally cover approximately 25% of the Fund’s exposure to the Equity Portfolio. Upon expiry, each option hedge structure will be rolled out to the same month-end in the next calendar year. Laddering of hedge exposure results in downside protection and upside capture potential that is less explicit on any particular date than for hedges with a single hedge structure. The Fund may rebalance quarterly in alignment with the expiration of the option positions underlying the option hedge structure.

The value of the options in which the Fund invests is affected by changes in the value and dividend rates of the securities that comprise the Underlying Index (a large-cap, market-weighted, U.S. equities index), changes in interest rates, changes in the actual or perceived volatility of the Underlying Index, and the remaining time to the options’ expiration, as well as trading conditions in the options market and other market factors.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. The prices of equity securities fluctuate, sometimes rapidly or widely, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities are subject to heightened risks.

The value of equity securities and related instruments decline in response to perceived or actual adverse changes in the economy, economic outlook or financial markets; deterioration in investor sentiment; inflation, interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions affect certain types of equity securities to a greater extent than other types of equity securities. If the stock market declines, the value of the Fund’s equity securities will also likely decline, which will result in a decrease in the value of your investment in the Fund. Although prices can rebound, there is no assurance that prices of the Fund’s equity securities will return to previous levels.

•	Information Technology Sector Risk. To the extent the Fund invests a substantial portion of its assets in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not invest significantly in companies in the technology sector.

•	Options Risk. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. Options, may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options, can be highly volatile and the use of options can lower total returns.

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

•	Option Writing Risk. Writing call options involves the risk that the Fund may be required to sell the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or below the market price of such underlying security or instrument, at the time the option is exercised. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or instrument covering the option above the sum of the premium and the exercise price, but retains the risk of loss should the price of the underlying security or instrument decline. Additionally, the Fund’s call option writing strategy may not fully protect it against declines in the value of the market.

During periods in which equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying security or instrument over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying security or instrument over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without such an options writing strategy.

Writing put options involves the risk that the Fund may be required to buy the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or above the market price of such underlying security or instrument, at the time the option is exercised. While the Fund’s potential gain in writing a put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security or instrument, offset only by the amount of the premium received. The Fund will also incur a form of economic leverage through its use of call and put options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund.

During periods in which equity markets are generally unchanged or rising, or in a modestly falling market where the income from premium exceeds the aggregate depreciation of the underlying security or instrument below its exercise price, a diversified portfolio receiving premiums from its put option writing strategy may outperform the same portfolio without such an options strategy. However, in declining markets where the aggregate depreciation of the underlying security or instrument below its exercise price exceeds the income from premiums, a portfolio with a put writing strategy could significantly under-perform the same portfolio without the options writing strategy.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the seller of an uncovered call option, the Fund bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The seller of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

•	Underlying Index. The Fund invests in options that derive their value from the Underlying Index, and therefore, in addition to the performance of the Equity Portfolio, the Fund’s investment performance at least partially depends on the investment performance of the Underlying Index. The value of the Underlying Index will fluctuate over time based on fluctuations in the values of the securities that comprise the Underlying Index, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities.

•	Correlation Risk. As an option approaches its expiration date, its value typically will increasingly move with the value of the Underlying Index. However, the value of the options may vary prior to the expiration date because of related factors other than the value of the Underlying Index. The value of the options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the options include interest rate changes and implied volatility levels of the Underlying Index, among others. The value of the options held by the Fund typically do not increase or decrease at the same level as the Underlying Index’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

•	Clearing Member. Transactions in some types of derivatives are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments to and receive payments from a clearing house through their accounts at clearing members. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

•	Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Investment Objective. There is no guarantee that the Fund will be successful in its attempt to achieve its investment objective and/or its strategy to seek to provide protection against losses. Certain circumstances under which the Fund might not achieve its objective include, but are not limited to: (i) if the Fund disposes of options; (ii) if the Fund is unable to maintain the proportional relationship based on the number of options in the Fund’s portfolio; (iii) significant accrual of Fund expenses in connection with effecting the Fund’s investment strategy; (iv) losses resulting from the Fund’s investment strategy; (v) adverse tax law changes affecting the treatment of options or (vi) when there are significant differences in the returns of the Equity Portfolio and the returns of the Underlying Index. In addition, the Fund’s option overlay hedging strategy may not provide protection against losses, especially in rising equity markets when the Fund would be expected to underperform such equity markets. The Fund’s option overlay hedging strategy is not expected to provide protection against losses during periods with low volatility in equity markets when the Fund would be expected to perform similarly with equity markets.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income funds may be higher than normal. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Tax Risk. The Fund intends to limit the overlap between the Equity Portfolio and the Options Portfolio to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the option contracts it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the underlying constituents of its option contracts under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions and may decrease the amount of the Fund’s dividends that may be reported as qualified dividend income. The tax consequences of such straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non- liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

•	ETF Structure Risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser and/or Sub-Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser and/or Parametric Portfolio Associates LLC (the “Sub-Adviser”) has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser or Sub-Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance. The Equity Portfolio’s investment returns may not match or correlate to those of the Equity Portfolio Index, either on a daily or aggregate basis. Differences in the investment returns of the Equity Portfolio and the Equity Portfolio Index may occur because of, among other things, regulatory restrictions or efforts to avoid being subject to the “straddle rules” under federal income tax law. The Sub-Adviser uses proprietary investment techniques and analyses in making investment decisions for the Fund, seeking to achieve its investment objective while minimizing exposure to security-specific risk. The strategy seeks to take advantage of certain quantitative and behavioral market characteristics identified by the Sub-Adviser, utilizing a rules-based process and systematic rebalancing. A systematic investment process is dependent on the Sub-Adviser’s skill in developing and maintaining that process. The Fund’s strategy has not been independently tested or validated, and there can be no assurance that it will achieve the desired results.

•	New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over the last year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at  www.eatonvance.com or by calling toll-free 800-836-2414.

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

Annual Total Returns—Calendar Years

High Quarter	03/31/24	3.95%
Low Quarter	06/30/24	3.00%

Average Annual Total Returns
(for the calendar periods ended December 31, 2024)

	Past 1Year	SinceInception
Return Before Taxes	14.49%	17.38%
Return After Taxes on Distributions[1]	14.31%	16.60%
Return After Taxes on Distributions and Sale of Fund Shares	8.71%	13.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	25.02%	29.64%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Standard & Poor’s 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an Index.
3	Since Inception reflects the inception date of the Fund (commenced operations on 10/16/23).

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Parametric Portfolio Associates LLC

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
James Reber	Managing Director of the Sub-Adviser	Since Inception
Alex Zweber, CFA, CAIA	Managing Director of the Sub-Adviser	Since Inception
Michael Zaslavsky, CFA, CAIA	Senior Investment Strategist of the Sub-Adviser	Since Inception
Larry Berman	Managing Director of the Sub-Adviser	Since Inception
Jennifer Mihara	Managing Director of the Sub-Adviser	July 2024
Perry Li, CFA, FRM	Senior Investment Strategist of the Sub-Adviser	January 2025

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

Parametric   |   Fund Summary

Parametric Hedged Equity ETF (Con’t)

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at  www.eatonvance.com.

Tax Information

The Fund intends to make dividends and distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or Foreside Fund Services, LLC (the “Distributor”) may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2025 Morgan Stanley

PMETHDGEQTYETFSUMPRO